Exhibit 10.10(f)

FIRST AMENDMENT

TO THE SERIES 2004-ONE INDENTURE SUPPLEMENT

This First Amendment to the Series 2004-One Indenture Supplement (the “Amendment”), dated as of September 30, 2005, among CompuCredit Credit Card Master Note Business Trust, a business trust organized and existing under the laws of the State of Nevada (herein, the “Issuer” or the “Trust”), CompuCredit Corporation, a Georgia Corporation (the “Servicer”) and The Bank of New York, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as Indenture Trustee (herein, together with its successors in the trusts thereunder as provided in the Indenture referred to below, the “Indenture Trustee”) under the Master Indenture, dated as of July 14, 2000 (as amended from time to time, the “Indenture”) among the Issuer, the Servicer and the Indenture Trustee.

Capitalized terms used herein shall have the meanings assigned to such terms in the Agreement.

WITNESSETH:

WHEREAS, the Issuer, the Servicer and the Indenture Trustee executed the Series 2004-One Indenture Supplement, dated as of January 30, 2004 (the “Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Agreement on the terms and conditions hereinafter set forth in accordance with Section 9.02 of the Indenture;

NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1. Amendment of Section 2.01 of the Agreement.

1.1 Section 2.01 of the Agreement is hereby amended to delete the following definitions in their entirety: “Adjusted Class A Maximum Principal Amount,” “Adjusted Class B Maximum Principal Amount,” “Adjusted Class C Maximum Principal Amount,” “Class A Stepped-Up Pricing,” “Class B Stepped-Up Pricing,” “Class C Stepped-Up Pricing,” “Required Class A Note Principal Balance,” “Required Class A Percentage,” “Required Class B Note Principal Balance,” “Required Class B Percentage,” “Required Class C Note Principal Balance,” “Required Class C Percentage,” and “Required Class D Note Principal Balance.”

1.2 Section 2.01 of the Agreement is hereby further amended to delete the definition of “Monthly Backup Servicer Fee” and replace it with the following definition:

“Monthly Backup Servicer Fee” shall mean, with respect to any Distribution Date, an amount equal to (a) one-twelfth of the product of (1) the percentage specified in Item 5 of Schedule 2.01 and (2) the Servicing Base Amount less (b) any amount paid on the same Distribution Date in respect of a fee to the Backup Servicer pursuant to any Indenture Supplement relating to any other Series.

1.3 Section 2.01 of the Agreement is hereby further amended to delete clauses (1) and (2) the definition of “Planned Redemption Event” and replace them with the following definition:

(1) [Reserved];

(2) [Reserved];

1.4 Section 2.01 of the Agreement is hereby further amended to add in the correct alphabetical order the following definition:

“Required Aggregate Class Amount” shall mean with respect to the Class B Notes, the Class C Notes and the Class D Notes, for any date of determination, an aggregate amount equal to the product of (i) Subordination Percentage and (ii) the Note Principal Balance on such date of determination, determined after giving effect to all increases in the principal balance of, or all payments of principal, if any, with respect to the Series 2004-One Notes on such date of determination; provided, however, that in no event shall the Required Class Amount with respect to the Class B Notes exceed the amount set forth in Item 7 of Schedule 1; provided, further, however, that in no event shall the Required Class Amount with respect to the Class C Notes exceed the amount set forth in Item 8 of Schedule 1.

1.5 Section 2.01 of the Agreement is hereby further amended to delete the definition of “Required Class D Percentage” and replace it with the following definition:

“Required Class D Percentage” shall mean, with respect to any date of determination, the percentage equivalent of a fraction the numerator of which is the Class D Note Principal Balance and the denominator of which is the Note Principal Balance, each as of such date of determination.

SECTION 2. Amendment of Section 4.05 of the Agreement.

2.1 Section 4.05(c) of the Agreement is hereby amended to delete paragraph (i) in its entirety and replace it with the following:

(i) pro rata based on the Note Principal Balance of each Class:

(A) an amount up to the portion of the Limited Redemption Amount payable to the Class A Notes shall be distributed to the Class A Noteholders;

(B) an amount up to the portion of the Limited Redemption Amount payable to the Class B Notes shall be distributed to the Class B Noteholders;

(C) an amount up to the portion of the Limited Redemption Amount payable to the Class C Notes shall be distributed to the Class C Noteholders;

(D) an amount up to the portion of the Limited Redemption Amount payable to the Class D Notes shall be distributed to the Class D Noteholders;

SECTION 3. Amendment of Section 6.01 of the Agreement.

3.1 The Agreement is hereby amended to delete Section 6.01(j) in its entirety and replace it with the following:

(j) the failure to either extend the Affinity Card Agreement with Columbus Bank or enter into a suitable replacement agreement for the Affinity Card Agreement that is acceptable to Merrill by no later than March 31, 2006;

3.2 The Agreement is hereby amended to delete Section 6.01(s) in its entirety and replace it with the following:

(s) [Reserved]; or

SECTION 4. Schedule 2.01 of the Agreement.

4.1 The Agreement is hereby amended to delete Schedule 2.01 in its entirety and substituting the Schedule 2.01 attached hereto as Exhibit A in its place.

SECTION 5. Miscellaneous.

5.1 Ratification. As amended hereby, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Amendment shall be read, taken and construed as one and the same instrument.

5.2 Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

5.3 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

5.4 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

5.5 Effectiveness. This Amendment shall be effective as of the date first above written.

5.6 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust FSB, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust FSB but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust FSB be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or the other Transaction Documents to which the Issuer is a party.

5.7 Representation and Warranty. Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, as Issuer

By:	Wilmington Trust FSB, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

THE BANK OF NEW YORK, as Indenture Trustee

By:
Name:
Title:

COMPUCREDIT CORPORATION, as Servicer

By:
	Name:	William R. McCamey
	Title:	Treasurer

[First Amendment to Series 2004-One Indenture Supplement]

Consent of Series 2004-One Noteholders:

MERRILL LYNCH MORTGAGE CAPITAL INC., as Class A Noteholder, Class B Noteholder and Class C Noteholder

By:
	Name:	Andrew J. Coon
	Title:	Vice President

COMPUCREDIT FUNDING CORP., as Class D Noteholder

By:
	Name:	Joshua C. Miller
	Title:	Assistant Vice President

[First Amendment to Series 2004-One Indenture Supplement]